Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2017
Financial Instruments
Schedule of financial assets and financial liabilities
	December 31,
	2018	2017
	USD in thousands

Financial assets:

Cash and restricted deposits	$1,518	$9,219
Convertible loan (see Note 8)	531	-

	2,049	9,219

Financial liabilities:

Current financial liabilities carried at amortized cost	3,336	1,177
Credit from others (see Note 13b)	91	-
Convertible debenture (see Note 13c)	779	-
Conversion component of convertible debenture (see Note 13c)	277	-

	$4,483	$1,177

Schedule of economic methodology

	November 23, 2018	December 31, 2018

The price of the ADS as of the valuation date	$7.46	$3.25
The exercise price of the option (*)	$7	$7
The option contractual term	1 year	1 year
The expected volatility of the price of the ADS	91.3%	99.33%
The risk-free interest rate for the option contractual term	2.67%	2.62%
The expected dividends over the option's expected term	0%	0%

(*) The lower of $7.00 or 95% of the lowest daily VWAP during the five consecutive trading days immediately preceding the conversion date.

Schedule of attribution of the consideration of the convertible debentures

USD in thousands

Conversion component of Convertible Debentures - measured at fair value	$745
Convertible Debentures, net of issue expenses - measured at amortized cost	706
ADS issued	-

(*)	$1,451

(*) Net of issue expenses in the amount of $39 thousand due to the conversion component of Convertible Debentures which were recognized in profit or loss.

Summary of reconciliation of fair value measurements
USD in thousands

Balance at November 23, 2018	$745
Finance income	(468)

Balance at December 31, 2018	$277